Subsequent Event (Details) (Paseco Aps [Member], Subsequent Event [Member])	0 Months Ended		3 Months Ended
	May 02, 2014 USD ($)	May 02, 2014 DKK	Mar. 31, 2014
Subsequent Event [Line Items]
Unsecured Debt	$ 36,868	2,000,000
Extended maturity date, Description	The Company has an option to extend the loan for one year by giving notice to Paseco by December 31, 2014 whereby the interest rate would increase to 7.00% per annum.	The Company has an option to extend the loan for one year by giving notice to Paseco by December 31, 2014 whereby the interest rate would increase to 7.00% per annum.	On April 29, 2014, the terms of the loans were amended to provide that the Company may extend the term of the loan for 1 year by giving Paseco written notice by December 31, 2014.
Debt Instrument, Maturity Date	Feb. 01, 2015	Feb. 01, 2015	Feb. 01, 2015
Increased interest percentage	7.00%	7.00%